UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 5, 2005
                                                          -------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                         1-8712                   62-0721803
(State or other jurisdiction        Commission               (IRS Employer
of incorporation)                  File Number)            Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item1.01.  Entry into a Material Definitive Agreement

On April 5, 2005, Bowater Incorporated ("Bowater") entered into a Modification of Employment Agreement (the "Agreement") with Arthur D. Fuller, a copy of which is attached hereto as Exhibit 99.1. Under the terms of the Agreement, Mr. Fuller agreed to provide two years of advisory and consultative services and executed a general waiver and release in favor of Bowater. During that two-year period, he will receive his base salary plus a precalculated bonus amount based on the Annual Incentive Awards he received in 2003. He will also receive the full amount of any award earned for the first cycle of Bowater's Mid-Term Incentive Plan and a prorated portion of any award earned for the second cycle of Bowater's Mid-Term Incentive Plan cycle.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date:  April 7, 2005                        By:         /s/ William G. Harvey
                                                   ---------------------------
                                            Name:  William G. Harvey
                                            Title: Senior Vice President and
                                                   Chief Financial Officer